February 6, 2017

ULTIMUS MANAGERS TRUST

NAVIAN WAYCROSS LONG/SHORT EQUITY FUND

Supplement to the Prospectus, Statement of Additional Information (“SAI”), and
Summary Prospectus, each dated June 28, 2016 and supplemented on November 10, 2016

This supplement updates certain information contained in the Prospectus and SAI of the Navian Waycross Long/Short Equity Fund (the “Fund”), a series of Ultimus Managers Trust (the “Trust”).  For more information or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please contact the Fund at 1-866-267-4304.

The Board of Trustees (the “Board”) of the Trust approved an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Fund, and Waycross Partners, LLC (the “Adviser”), as investment adviser to the Fund, to reduce the management fee payable by the Fund from 1.99% to 1.25% of the average daily net assets of the Fund, effective immediately. The Board also approved an amendment to the Expense Limitation Agreement between the Trust, on behalf of the Fund, and the Adviser, to reduce the Fund’s operating expense limit from 2.15% to 1.99% until June 30, 2018, effective immediately.

Effective January 2017, Mr. John W. Ferreby, CFA began serving as a portfolio manager for the Fund.

Effective January 24, 2017, the Fund adopted a secondary benchmark index which is a blend of equal parts S&P 500 Index and the Treasury Bill Index.

Therefore, this supplement updates certain information in the Prospectus and SAI of the Fund as set forth below.

The following changes are made to the Prospectus in the section entitled “RISK/RETURN SUMMARY - FEES AND EXPENSES” and to the Summary Prospectus in the section entitled “FEES AND EXPENSES”.

The following disclosure replaces, in their entirety, the tables entitled “Shareholder Fees” and “Annual Fund Operating Expenses” beginning on page 1 of the Prospectus and Summary Prospectus:

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Contingent Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses
Dividend expense on securities sold short	1.03%
Brokerage expense on securities sold short	0.12%
Other operating expenses	4.11%
Total Other Expenses	5.26%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses (1)	6.53%
Less Management Fee Reductions and/or Expense Reimbursements(2)	3.37%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements (1)	3.16%

(1)
“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements” will not correlate to the ratios of expenses to the average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses”.

(2)
Waycross Partners, LLC (the “Adviser”) has contractually agreed, until June 30, 2018, to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, borrowing costs such as interest and dividend expenses on securities sold short, interest, costs to organize the Fund, Acquired Fund fees and expenses, , extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”)) to an amount not exceeding 1.99% of the Fund’s average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of 3 years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to June 30, 2018, this agreement may not be modified or terminated without the approval of the Board of Trustees (the “Board”). This agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

The following disclosure replaces, in its entirety, the subsection entitled “Example” on page 2 of the Prospectus and page 1 of the Summary Prospectus:

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the operating expenses of the Fund remain the same and the contractual agreement to limit expenses remains in effect only until June 30, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$319	$1,662	$2,976	$6,087

The following changes are made to the Prospectus in the section entitled “RISK/RETURN SUMMARY - MANAGEMENT OF THE FUND” and Summary Prospectus in the section entitled “MANAGEMENT OF THE FUND”.

The following disclosure replaces, in its entirety, the portfolio manager table on page 6 of the Prospectus and page 4 of the Summary Prospectus:

Portfolio Manager	Investment Experience with the Fund	Primary Title with Adviser
Benjamin H. Thomas, CFA	Manager of the Fund since its inception in 2015	Managing Partner and Portfolio Manager

John W. Ferreby, CFA	Manager of the Fund since January 2017	Partner and Portfolio Manager

The following changes to the Prospectus are made in the section entitled “RISK/RETURN SUMMARY - PURCHASE AND SALE OF FUND SHARES”.

The following disclosure replaces, in its entirety, the first sentence in the subsection entitled “Minimum Initial Investment” on page 6 of the Prospectus:

The minimum investment amount is $5,000 for all regular accounts.

The following changes to the Prospectus are made in the section entitled “FUND MANAGEMENT”.

The following disclosure replaces, in their entirety, the second and third paragraphs in the subsection entitled “The Investment Adviser” beginning on page 8 of the Prospectus:

For its services, the Fund pays the Adviser a monthly investment advisory fee computed at the annual rate of 1.25% of its average daily net assets. The Adviser has contractually agreed under an expense limitation agreement with the Fund (the “Expense Limitation Agreement”), until June 30, 2018, to reduce its investment advisory fees and to reimburse Fund expenses to the extent necessary to limit Total Annual Fund Operating Expenses of the Fund (exclusive of brokerage costs, taxes, borrowing costs such as interest and dividend expenses on securities sold short, interest, costs to organize the Fund, Acquired Fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to 1.99% of the Fund’s average daily net assets. Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Board. The Expense Limitation Agreement may be terminated by the Adviser and the Board at the end of the current term upon not less than 90 days’ notice to the other party as set forth in the Expense Limitation Agreement. The Expense Limitation Agreement will terminate automatically if the Fund’s investment advisory agreement with the Adviser is terminated.

A discussion of the factors considered by the Board in its approval of the Fund’s investment advisory contract with the Adviser, including the Board’s conclusions with respect thereto, will be available in the Fund’s Annual Report to shareholders for the period ended February 28, 2017.

The following disclosure replaces, in its entirety, the subsection entitled “Portfolio Manager” on page 9 of the Prospectus:

Portfolio Managers

Benjamin H. Thomas, CFA, is a Portfolio Manager of the Fund.  He is also the Managing Partner and Portfolio Manager for the Adviser. Before founding Waycross Partners in 2005, Mr. Thomas was a portfolio manager and senior equity analyst at Invesco where he was responsible for managing two mid-cap strategies and led the firm’s technology and telecom research effort. Prior to Invesco, Mr. Thomas worked for Banc One Securities (now J.P. Morgan Asset Management) and Prudential Securities. Mr. Thomas attended University of Kentucky and earned a bachelor’s degree in Finance. He continued his education at Indiana University where he was awarded a master’s degree in Business Administration. Mr. Thomas is a CFA charter holder and a member of the CFA Society of Louisville where he served as president from 2007 to 2008.

John W. Ferreby, CFA, is a Portfolio Manager of the Fund. He is also a Partner and Portfolio Manager for the Adviser. Before joining Waycross Partners in 2009, Mr. Ferreby spent over 20 years at Invesco, where he was a portfolio manager responsible for managing a large-cap core equity portfolio. He focuses primarily on the long positions held across the Adviser’s investment strategies and acts as the lead analyst for the Financials sector. Mr. Ferreby attended Dartmouth College and earned a bachelor’s degree in Engineering Sciences. He is a CFA charter holder and a member of the CFA Society of Louisville.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and their ownership of shares of the Fund.

The following changes to the Prospectus are made in the section entitled “HISTORICAL PERFORMANCE OF THE ADVISER’S LONG/SHORT EQUITY PRIVATE ACCOUNTS”.

The following disclosure replaces, in its entirety, the last sentence of the first paragraph on page 10 of the Prospectus:

Benjamin Thomas, Managing Partner and Portfolio Manager of the Adviser, has been primarily responsible for the day-to-day management of the Accounts throughout the entire period presented.

The following changes to the Prospectus are made in the section entitled “HOW TO BUY SHARES”.

The following disclosure replaces, in its entirety, the first sentence in the subsection entitled “Minimum Initial Investment” on page 12 of the Prospectus:

The minimum investment amount is $5,000 for all regular accounts.

The following changes to the Prospectus are made in the section entitled “HOW TO REDEEM SHARES”.

The following disclosure replaces, in its entirety, the first sentence in the subsection entitled “Minimum Account Balance” beginning on page 17 of the Prospectus:

Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s account balances falls below $5,000 due to shareholder redemptions.

The following changes to the SAI are made in the section entitled “INVESTMENT ADVISER”.

The following disclosure replaces, in its entirety, the fourth paragraph in the subsection entitled “INVESTMENT ADVISER” on page 24 of the SAI:

For its services, the Fund pays the Adviser a monthly investment advisory fee (“Management Fee”) computed at the annual rate of 1.25% of its average daily net assets.  Prior to February 6, 2017, the Fund paid the Adviser a Management Fee computed at the annual rate of 1.99% of its average daily net assets.  The Adviser has agreed to reduce the Management Fee and reimburse Fund expenses to the extent necessary to limit annual ordinary operating expenses (exclusive of brokerage costs, taxes, borrowing costs such as interest and dividend expenses on securities sold short, interest, costs to organize the Fund, Acquired Fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to 1.99% of the average daily net assets of the Fund. Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the foregoing expense limits, and provided further that the fees and expenses which are the subject of the repayment were incurred within 3 years of the repayment. Prior to February 6, 2017, the Adviser had agreed to reduce the Management Fee and reimburse Fund expenses to the extent necessary to limit annual ordinary operating expenses (exclusive of brokerage costs, taxes, borrowing costs such as interest and dividend expenses on securities sold short, interest, costs to organize the Fund, Acquired Fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to 2.15% of the average daily net assets of the Fund.

The following disclosure replaces, in its entirety, the introductory sentence in the subsection entitled “Portfolio Manager” and the portfolio manager table in the subsection entitled “Portfolio Manager – Other Accounts Managed by Portfolio Manager” on page 25 of the SAI:

Portfolio Managers

The Fund is managed by Benjamin H. Thomas, CFA, and John W. Ferreby, CFA, who are jointly responsible for the day-to-day implementation of investment strategies for the Fund.

Other Accounts Managed by Portfolio Managers

In addition to the Fund, the Portfolio Managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of January 24, 2017.

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
Benjamin H. Thomas, CFA	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	2	$27 million	2	$27 million
	Other Accounts	0	$0	0	$0

John W. Ferreby, CFA	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	2	$27 million	2	$27 million
	Other Accounts	12	$6 million	0	$0

The following disclosure replaces, in its entirety, the subsection entitled “Portfolio Manager – Compensation” on page 26 of the SAI:

Compensation

Messrs. Thomas and Ferreby are not compensated directly by the Fund. Rather, they receive a salary from the Adviser. In addition, Mr. Thomas is the principal owner of the Adviser and Mr. Ferreby is a minority owner of the Adviser. As such, performance and asset levels of the Fund will directly affect the profits of the Adviser (and indirectly the total compensation paid to Messrs. Thomas and Ferreby).

The following disclosure replaces, in its entirety, the subsection entitled “Portfolio Manager – Ownership of Fund Shares” on page 26 of the SAI:

The table below shows the value of shares of the Fund beneficially owned by the Portfolio Manager of the Fund as of January 24, 2017 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Shares of the Fund
Benjamin H. Thomas	B
John W. Ferreby	A

The following changes to the SAI are made in the section entitled “GENERAL INFORMATION”.

The following disclosure replaces, in its entirety, the first bullet point, following the first paragraph, in the subsection entitled “Portfolio Holdings Disclosure Policy” on page 32 of the SAI:

•
Following the end of each calendar quarter, the Fund generally will publicly disclose information regarding Portfolio Securities as of such quarter-end either in a complete and uncertified schedule, or a list of the top 5 long and short holdings, posted on the Fund’s website or in advertising material that is posted on the Fund’s website. This information is generally available within 30 days of the end of the calendar quarter and will remain available until the posting of the next quarterly Portfolio Securities report.

•
Public disclosure regarding Portfolio Securities is made in the Fund’s Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”), which are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.

The following disclosure replaces, in its entirety, the paragraph in the subsection entitled “Benchmark Descriptions” on page 34 of the SAI:

The Fund compares its performance to standardized indices or other measurements of investment performance. Specifically, the Fund compares its performance to the S&P 500 Index and a blended index comprised of equal parts S&P 500 Index and the Treasury Bill Index. The S&P 500 Index is widely regarded as the best single gauge of large cap U.S. equities. The S&P 500 Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals. The U.S. Treasury Bill Index is a broad, comprehensive, market-value weighted index that seeks to measure the performance of the U.S. Treasury Bill market.

Investors Should Retain this Supplement for Future Reference